Retirement Benefits	12 Months Ended
Dec. 31, 2016
Compensation and Retirement Disclosure [Abstract]
Retirement Benefits
Retirement Benefits

Defined-benefit Pension Plans

Summary
We have various defined-benefit pension plans covering eligible current and former employees.  Benefits under most plans are based on salary and years of service. There are limits to the amount of benefits which can be paid to participants from a U.S. qualified pension plan.  We maintain a nonqualified U.S. plan to pay benefits for those eligible current and former employees in the U.S. whose benefits exceed the regulatory limits. Pension benefits provided to eligible U.S. employees were frozen on December 31, 2005.

Components of Net Periodic Pension Cost

(In millions)	U.S. Plans			Non-U.S. Plans			Total
Years Ended December 31,	2016	2015	2014	2016	2015	2014	2016	2015	2014

Service cost	$—	—	—	$10.5	10.4	12.5	$10.5	10.4	12.5
Interest cost on projected benefit obligation	37.1	36.0	45.3	11.5	11.2	18.4	48.6	47.2	63.7
Return on assets – expected	(54.6)	(54.6)	(63.9)	(9.5)	(9.5)	(14.4)	(64.1)	(64.1)	(78.3)
Amortization of losses	24.9	31.2	28.2	5.1	5.0	2.3	30.0	36.2	30.5
Amortization of prior service cost	—	—	—	1.0	0.9	1.0	1.0	0.9	1.0
Settlement loss (a)	—	—	56.1	3.1	5.7	6.3	3.1	5.7	62.4
Net periodic pension cost	$7.4	12.6	65.7	$21.7	23.7	26.1	$29.1	36.3	91.8

Included in:
Continuing operations	$7.4	12.6	65.7	$21.7	22.6	24.4	$29.1	35.2	90.1
Discontinued operations	—	—	—	—	1.1	1.7	—	1.1	1.7
Net periodic pension cost	$7.4	12.6	65.7	$21.7	23.7	26.1	$29.1	36.3	91.8

(a)
Settlement losses recognized in the U.S. in 2014 relate to a lump-sum buy-out of 4,300 participants. Settlement losses outside the U.S. relate primarily to terminated employees that participate in a Mexican severance indemnity program that is accounted for as a defined benefit plan.

The components of net periodic pension cost other than the service cost component are included in interest and other income (expense) in the consolidated statements of operations.

Obligations and Funded Status
Changes in the projected benefit obligation (“PBO”) and plan assets for our pension plans are as follows:

(In millions)	U.S. Plans		Non-U.S. Plans		Total
Years Ended December 31,	2016	2015	2016	2015	2016	2015

Benefit obligation at beginning of year	$844.8	904.1	262.8	283.1	1,107.6	1,187.2
Service cost	—	—	10.5	10.4	10.5	10.4
Interest cost	37.1	36.0	11.5	11.2	48.6	47.2
Participant contributions	—	—	0.2	0.4	0.2	0.4
Plan amendments	—	—	(0.2)	2.4	(0.2)	2.4
Plan combinations	—	—	0.4	1.2	0.4	1.2
Settlements	—	—	(9.3)	—	(9.3)	—
Benefits paid	(47.8)	(51.0)	(12.7)	(19.5)	(60.5)	(70.5)
Actuarial (gains) losses	11.8	(44.3)	17.7	14.8	29.5	(29.5)
Foreign currency exchange effects	—	—	(13.6)	(41.2)	(13.6)	(41.2)
Benefit obligation at end of year	$845.9	844.8	267.3	262.8	1,113.2	1,107.6

Fair value of plan assets at beginning of year	$721.4	786.3	164.8	179.3	886.2	965.6
Return on assets – actual	54.3	(14.2)	18.2	4.3	72.5	(9.9)
Participant contributions	—	—	0.2	0.4	0.2	0.4
Plan combinations	—	—	0.4	1.2	0.4	1.2
Employer contributions	0.6	0.3	14.9	24.1	15.5	24.4
Settlements	—	—	(9.3)	—	(9.3)	—
Benefits paid	(47.8)	(51.0)	(12.7)	(19.5)	(60.5)	(70.5)
Foreign currency exchange effects	—	—	(3.1)	(25.0)	(3.1)	(25.0)
Fair value of plan assets at end of year	$728.5	721.4	173.4	164.8	901.9	886.2

Funded status	$(117.4)	(123.4)	(93.9)	(98.0)	(211.3)	(221.4)

Included in:
Current liability, included in accrued liabilities	$0.9	0.6	1.6	1.4	2.5	2.0
Noncurrent liability	116.5	122.8	92.3	96.6	208.8	219.4
Net pension liability	$117.4	123.4	93.9	98.0	211.3	221.4

Other Changes in Plan Assets and Benefit Recognized in Other Comprehensive Income (Loss)

(In millions)	U.S. Plans		Non-U.S. Plans		Total
Years Ended December 31,	2016	2015	2016	2015	2016	2015

Benefit plan net experience losses recognized in accumulated other comprehensive income (loss):
Beginning of year	$(333.7)	(340.4)	(95.0)	(85.7)	(428.7)	(426.1)
Net experience gains (losses) arising during the year	(12.1)	(24.5)	(9.0)	(20.0)	(21.1)	(44.5)
Reclassification adjustment for amortization of prior experience losses included in net income (loss)	24.9	31.2	8.2	10.7	33.1	41.9
Foreign currency exchange effects	—	—	12.9	—	12.9	—
End of year	$(320.9)	(333.7)	(82.9)	(95.0)	(403.8)	(428.7)

Benefit plan prior service cost recognized in accumulated other comprehensive income (loss):
Beginning of year	$—	—	(10.8)	(9.3)	(10.8)	(9.3)
Prior service credit (cost) from plan amendments during the year	—	—	0.2	(2.4)	0.2	(2.4)
Reclassification adjustment for amortization of prior service cost included in net income (loss)	—	—	1.0	0.9	1.0	0.9
Foreign currency exchange effects	—	—	0.4	—	0.4	—
End of year	$—	—	(9.2)	(10.8)	(9.2)	(10.8)

Approximately $29.9 million of experience loss and $0.1 million of prior service cost are expected to be amortized from accumulated other comprehensive income (loss) into net periodic pension cost during 2017.

The net experience losses in 2016 were primarily due to the lower discount rates at the end of the year compared to the prior year, partially offset by actual return on assets being higher than expected. The net experience losses in 2015 were primarily due to actual return on assets being lower than expected, partially offset by a higher U.S. plans discount rate at the end of the year compared to the prior year.

Information Comparing Plan Assets to Plan Obligations
Information comparing plan assets to plan obligations as of December 31, 2016 and 2015 are aggregated below.  The accumulated benefit obligation (“ABO”) differs from the PBO in that the ABO is based on the benefit earned through the date noted.  The PBO includes assumptions about future compensation levels for plans that have not been frozen.  The total ABO for our U.S. pension plans was $845.9 million in 2016 and $844.8 million in 2015.  The total ABO for our Non-U.S. pension plans was $232.3 million in 2016 and $226.5 million in 2015.

(In millions)	U.S. Plans		Non-U.S. Plans		Total
December 31,	2016	2015	2016	2015	2016	2015

Information for pension plans with an ABO in excess of plan assets:
Fair value of plan assets	$728.5	721.4	41.3	47.7	769.8	769.1
Accumulated benefit obligation	845.9	844.8	107.3	111.9	953.2	956.7
Projected benefit obligation	845.9	844.8	127.9	135.2	973.8	980.0

Assumptions
The weighted-average assumptions used in determining the net pension cost and benefit obligations for our pension plans were as follows:

	U.S. Plans			Non-U.S. Plans(b)
	2016	2015	2014	2016	2015	2014

Discount rate:
Pension cost	4.5%	4.1%	5.0%	5.1%	5.1%	6.3%
Benefit obligation at year end	4.3%	4.5%	4.1%	3.7%	5.1%	5.1%

Expected return on assets – pension cost	7.50%	7.50%	8.00%	5.65%	5.58%	5.83%

Average rate of increase in salaries(a):
Pension cost	N/A	N/A	N/A	3.8%	3.9%	3.9%
Benefit obligation at year end	N/A	N/A	N/A	2.7%	3.8%	3.9%

(a)
Salary scale assumptions are determined through historical experience and vary by age and industry.  The U.S. plan benefits are frozen.  Pension benefits will not increase due to future salary increases.

(b)	The discount and salary increase rates of our Venezuela benefit plan are not adjusted for inflation. See the separate section below for more details.

Mortality Tables for our U.S. Retirement Benefits
We use the Mercer modified RP-2014 base table and Mercer modified MP-2016 projection scale, with Blue Collar adjustments for the majority of our U.S. retirement plans and a White Collar adjustment for our nonqualified U.S. pension plan.

Estimated Future Cash Flows
Estimated Future Contributions from the Company into Plan Assets
Our policy is to fund at least the minimum actuarially determined amounts required by applicable regulations.  We do not expect to make contributions to our primary U.S. pension plan in 2017.  We expect to contribute $10.9 million to our non-U.S. pension plans and $0.9 million to our nonqualified U.S. pension plan in 2017.

Estimated Future Benefit Payments from Plan Assets to Beneficiaries
Projected benefit payments of the plans in the next 10 years using assumptions in effect at December 31, 2016, are as follows:

(In millions)	U.S. Plans	Non-U.S. Plans(a)	Total

2017	$50.8	9.8	60.6
2018	50.9	9.9	60.8
2019	51.8	10.5	62.3
2020	51.5	12.3	63.8
2021	51.4	12.4	63.8
2022 through 2026	257.6	75.9	333.5

(a)	Excludes projected benefit payments related to our Venezuela benefit plan, which are presented in the separate section below.

Venezuela
Our non-U.S. net pension liability includes projected benefit obligations related to Venezuela of $5.6 million, $4.1 million, and $6.6 million in 2016, 2015 and 2014, respectively. The net periodic pension cost related to these benefit obligations was $2.9 million, $2.5 million, and $3.7 million in 2016, 2015 and 2014, respectively.

As discussed in Note 1, the economy in Venezuela has had significant inflation in the last several years and we consolidate our Venezuelan results using highly inflationary accounting rules. In determining the projected benefit obligation and net periodic pension cost, we project our bolivar-denominated expected cash outflows using expected salary increases and discount the expected cash outflows to present value. Our discount rate for Venezuela was 4% and was determined using government bonds within the region. There are no salary increases expected other than inflationary increases. The discount rate and salary scale are adjusted for expected inflation.

The assumption for inflation in Venezuela was made considering the current economic situation in Venezuela and an analysis of regional economic performances during hyperinflationary cycles. Over the long term, we expect the economy of Venezuela will return to inflation rates more typical for the region. Based on these considerations, we assumed an inflation rate of 500% in 2017 with a gradual decline to 4% in 2032. For 2016, this inflation adjustment has been excluded from the non-U.S. assumptions table above.

As the projected salary increases and discount rate are both adjusted for inflation, there is not a significant impact to our current year projected benefit obligation as a result of increasing expected inflation. However, the inflation adjustment for Venezuela results in significant expected bolivar-denominated cash outflows in the next 10 years. When these undiscounted bolivar-denominated cash outflows are translated into U.S dollars at the December 31, 2016 DICOM exchange rate of approximately 674 bolivars to the dollar for purposes of U.S. GAAP reporting, the result is projected cash outflows of $4.4 billion as presented in the table below. These amounts have been excluded from the estimated future non-U.S. projected benefit payments table above. We expect to make these payments in bolivars with cash generated from our Venezuelan operations.

Venezuela Estimated Future Benefit Payments to Beneficiaries
Projected benefit payments of our Venezuela benefit plan in the next 10 years using assumptions in effect at December 31, 2016, are as follows:

(In millions)	Venezuela

2017	0.9
2018	2.4
2019	6.9
2020	17.4
2021	43.5
2022 through 2026	4,327.8

Retirement Benefits Other than Pensions

Summary
We provide retirement healthcare benefits for eligible current and former U.S., Canadian, and Brazilian employees.  Retirement benefits related to our former U.S. coal operation include medical benefits provided by the Pittston Coal Group Companies Employee Benefit Plan for UMWA Represented Employees (the “UMWA plans”) as well as costs related to black lung obligations.

Components of Net Periodic Postretirement Cost
The components of net periodic postretirement cost related to retirement benefits other than pensions were as follows:

(In millions)	UMWA Plans			Black Lung and Other Plans			Total
Years Ended December 31,	2016	2015	2014	2016	2015	2014	2016	2015	2014

Service cost	$—	—	—	$—	0.2	0.1	$—	0.2	0.1
Interest cost on APBO	18.9	17.1	17.9	2.7	2.8	2.3	21.6	19.9	20.2
Return on assets – expected	(17.5)	(20.6)	(22.2)	—	—	—	(17.5)	(20.6)	(22.2)
Amortization of losses	18.0	15.5	12.3	2.5	3.1	0.6	20.5	18.6	12.9
Amortization of prior service cost (credit)	(4.6)	(4.6)	(4.6)	1.7	1.8	1.7	(2.9)	(2.8)	(2.9)
Curtailment (gain)	—	—	—	—	(0.1)	—	—	(0.1)	—
Net periodic postretirement cost	$14.8	7.4	3.4	$6.9	7.8	4.7	$21.7	15.2	8.1

The components of net periodic postretirement cost other than the service cost component are included in interest and other income (expense) in the consolidated statements of operations.

Obligations and Funded Status
Changes in the accumulated postretirement benefit obligation (“APBO’) and plan assets related to retirement healthcare benefits are as follows:

(In millions)	UMWA Plans		Black Lung and Other Plans		Total
Years Ended December 31,	2016	2015	2016	2015	2016	2015

APBO at beginning of year	$433.1	461.8	59.8	66.2	492.9	528.0
Service cost	—	—	—	0.2	—	0.2
Interest cost	18.9	17.1	2.7	2.8	21.6	19.9
Plan amendments	—	—	—	(0.7)	—	(0.7)
Curtailment	—	—	—	(0.5)	—	(0.5)
Benefits paid	(31.7)	(36.0)	(8.3)	(6.3)	(40.0)	(42.3)
Actuarial (gains) losses, net	23.9	(9.8)	11.2	0.4	35.1	(9.4)
Foreign currency exchange effects	—	—	0.7	(2.3)	0.7	(2.3)
APBO at end of year	$444.2	433.1	66.1	59.8	510.3	492.9

Fair value of plan assets at beginning of year	$227.4	264.6	—	—	227.4	264.6
Return on assets – actual	22.2	(0.9)	—	—	22.2	(0.9)
Employer contributions	(0.3)	(0.3)	8.3	6.3	8.0	6.0
Benefits paid	(31.7)	(36.0)	(8.3)	(6.3)	(40.0)	(42.3)
Fair value of plan assets at end of year	$217.6	227.4	—	—	217.6	227.4

Funded status	$(226.6)	(205.7)	(66.1)	(59.8)	(292.7)	(265.5)

Included in:
Current, included in accrued liabilities	$—	—	6.6	6.3	6.6	6.3
Noncurrent	226.6	205.7	59.5	53.5	286.1	259.2
Retirement benefits other than pension liability	$226.6	205.7	66.1	59.8	292.7	265.5

Other Changes in Plan Assets and Benefit Recognized in Other Comprehensive Income (Loss)
Changes in accumulated other comprehensive income (loss) of our retirement benefit plans other than pensions are as follows:

(In millions)	UMWA Plans		Black Lung and Other Plans		Total
Years Ended December 31,	2016	2015	2016	2015	2016	2015

Benefit plan net experience gain (loss) recognized in accumulated other comprehensive income (loss):
Beginning of year	$(261.8)	(265.6)	(25.8)	(29.0)	(287.6)	(294.6)
Net experience gains (losses) arising during the year	(19.2)	(11.7)	(11.2)	0.1	(30.4)	(11.6)
Reclassification adjustment for amortization of prior experience losses included in net income (loss)	18.0	15.5	2.5	3.1	20.5	18.6
Foreign currency exchange effects		—	2.3	—	2.3	—
End of year	$(263.0)	(261.8)	(32.2)	(25.8)	(295.2)	(287.6)

Benefit plan prior service (cost) credit recognized in accumulated other comprehensive income (loss):
Beginning of year	$46.5	51.1	(3.5)	(6.0)	43.0	45.1
Prior service credit from plan amendments during the year	—	—	—	0.7	—	0.7
Reclassification adjustment for amortization or curtailment of prior service cost included in net income (loss)	(4.6)	(4.6)	1.7	1.8	(2.9)	(2.8)
Foreign currency exchange effects	—	—	(0.3)	—	(0.3)	—
End of year	$41.9	46.5	(2.1)	(3.5)	39.8	43.0

We estimate that $21.2 million of experience loss and $2.9 million of prior service credit will be amortized from accumulated other comprehensive income (loss) into net periodic postretirement cost during 2017.

We recognized net experience losses in 2016 associated with the UMWA obligations primarily due to a lower discount rate, partially offset by return on assets being higher than expected.  We recognized net experience losses in 2016 associated with the black lung and other plans primarily related to a lower discount rate.

We recognized net experience losses in 2015 associated with the UMWA obligations primarily due to the return on assets being lower than expected, partially offset by a higher discount rate.  We recognized net experience gains in 2015 associated with the black lung and other plans primarily related to a higher discount rate.

Assumptions
See Mortality Tables for our U.S. Retirement Benefits on page 63 for a description of the mortality assumptions.

The APBO for each of the plans was determined using the unit credit method and assumed rates as follows:

	2016	2015	2014

Weighted-average discount rate:
Postretirement cost:
UMWA plans	4.4%	4.0%	4.7%
Black lung	4.2%	3.7%	4.4%
Weighted-average	4.4%	4.1%	4.7%
Benefit obligation at year end:
UMWA plans	4.1%	4.4%	4.0%
Black lung	3.9%	4.2%	3.7%
Weighted-average	4.2%	4.4%	4.1%
Expected return on assets	8.25%	8.25%	8.25%

Healthcare Cost Trend Rates
For UMWA plans, the assumed healthcare cost trend rate used to compute the 2016 APBO is 7.0% for 2017, declining to 5.0% in 2023 and thereafter (in 2015: 7.0% for 2016 declining to 5.0% in 2022 and thereafter).  For the black lung obligation, the assumed healthcare cost trend rate used to compute the 2016 APBO was 5.0%.  Other plans in the U.S. provide for fixed-dollar value coverage for eligible participants and, accordingly, are not adjusted for inflation.

For the Canadian plan, the assumed healthcare cost trend rate used to compute the 2016 APBO is 7.0% for 2017, declining to 5.0% in 2023.  For the Brazilian plan, the assumed healthcare cost trend rate used to compute the 2016 APBO is 3.0%.

The table below shows the estimated effects of a one percentage-point change in the assumed healthcare cost trend rates for each future year.

	Effect of Change in Assumed Healthcare Trend Rates
(In millions)	Increase 1%	Decrease 1%

Higher (lower):
Service and interest cost in 2017	$2.2	(1.9)
APBO at December 31, 2017	53.5	(45.6)

We provide healthcare benefits to our UMWA retirees who are eligible for the Medicare Prescription Drug, Improvement and Modernization Act of 2003 (the “Medicare Act”) subsidy reimbursement under an employer group waiver plan (“EGWP”).  Under this arrangement, a government approved health insurance provider receives the Medicare Act subsidy reimbursement on our behalf and passes these savings to us.  Additionally, by providing healthcare benefits under an EGWP, we are able to benefit from the mandatory 50% discount that pharmaceutical companies must provide for Medicare Act-eligible prescription drugs.

Excise Tax on Administrators by Patient Protection and Affordable Care Act of 2010
A 40% excise tax on third-party benefit plan administrators by the Patient Protection and Affordable Care Act will be imposed on high-cost health plans (“Cadillac plans”) beginning in 2020.  We are currently unable to reduce the benefit levels of our UMWA medical plans to avoid this excise tax because these benefit levels are required by the Coal Industry Retiree Health Benefit Act of 1992.  We have assumed that the cost of the excise tax paid by administrators will be passed through to us in the form of higher premiums or higher claims administration fees, increasing our obligations.  We project that we will have to pay the benefits plan administrator this excise tax beginning in 2020, and our plan obligations at December 31, 2016, include $19.4 million related to this tax ($15.1 million at December 31, 2015).

Cash Flows
Estimated Contributions from the Company to Plan Assets
Based on the funded status and assumptions at December 31, 2016, we expect the Company to contribute $6.6 million in cash to the plans to pay 2017 beneficiary payments for black lung and other plans.  We do not expect to contribute cash to our UMWA plans in 2017 since we believe these plans have sufficient amounts held in trust to pay for beneficiary payments until 2027 based on actuarial assumptions.  Our UMWA plans are not covered by ERISA or other funding laws or regulations that require these plans to meet funding ratios.

Estimated Future Benefit Payments from Plan Assets to Beneficiaries
Projected benefit payments of the plans in the next 10 years using assumptions in effect at December 31, 2016, are as follows:

(In millions)	UMWA Plans	Black Lung and Other Plans	Total

2017	$31.9	6.6	38.5
2018	31.9	6.2	38.1
2019	31.7	5.8	37.5
2020	32.7	5.4	38.1
2021	31.9	5.0	36.9
2022 through 2026	141.9	20.4	162.3

Retirement Plan Assets
U.S. Plans

		December 31, 2016			December 31, 2015
(In millions, except for percentages)	Fair Value Level	Total Fair Value	% Actual Allocation	% Target Allocation	Total Fair Value	% Actual Allocation	% Target Allocation

U.S. Pension Plans
Cash, cash equivalents and receivables		$4.0	—	—	4.2	1	—
Equity securities:
U.S. large-cap(a)	1	94.1	13	14	80.1	11	12
U.S. small/mid-cap(a)	1	40.6	6	6	30.0	4	5
International(a)	1	80.1	11	12	66.1	9	10
Emerging markets(b)	1	9.9	1	2	8.6	1	2
Dynamic asset allocation(c)	1	26.6	4	4	23.9	4	4
U.S. managed volatility equities(n)	1	—	—	—	—	—	5
Fixed-income securities:
Long duration - mutual fund(d)	1	282.6	48	48	290.0	50	48
Long duration - Treasury strips(d)	2	65.3			71.7
High yield(e)	1	10.5	1	2	9.0	1	2
Emerging markets(f)	1	9.7	1	2	9.0	1	2
Other types of investments:
Hedge fund of funds(g) (m)		—	—	—	36.6	5	—
Core property(h) (m)		56.9	8	5	51.5	7	5
Structured credit(i) (m)		48.2	7	5	40.7	6	5
Total		$728.5	100	100	721.4	100	100

UMWA Plans
Cash, cash equivalents and receivables		$—	—	—	1.6	1	—
Equity securities:
U.S. large-cap(a)	1	45.5	21	22	47.5	21	22
U.S. small/mid-cap(a)	1	19.9	9	10	20.2	9	10
International(a)	1	40.1	19	19	40.5	18	19
Emerging markets(b)	1	8.2	4	4	9.0	4	4
Dynamic asset allocation(c)	1	14.9	7	7	15.9	7	7
Fixed-income securities:
High yield(e)	1	4.4	2	2	6.9	3	2
Emerging markets(f)	1	8.1	4	4	9.0	4	4
Multi asset real return(j)	1	10.6	5	5	14.7	6	5
Other types of investments:
Hedge fund of funds(g) (m)		—	—	—	6.4	3	—
Core property(h) (m)		24.9	11	10	32.9	14	10
Structured credit(i) (m)		16.1	7	5	13.6	6	5
Global private equity(k) (m)		8.6	4	7	3.2	1	7
Energy debt(l) (m)		16.3	7	5	6.0	3	5
Total		$217.6	100	100	227.4	100	100

(a)
These categories include passively managed U.S. large-cap mutual funds and actively managed U.S. small/mid-cap and international mutual funds that track various indices such as the S&P 500 Index, the Russell 2500 Index and the MSCI All Country World Ex-U.S. Index.

(b)
This category represents an actively managed mutual fund that invests primarily in equity securities of emerging market issuers.  Emerging market countries are those countries that are characterized as developing or emerging by any of the World Bank, the United Nations, the International Finance Corporation, or the European Bank for Reconstruction and Development or included in an emerging markets index by a recognized index provider.

(c)
This category represents an actively managed mutual fund that seeks to generate total return over time by selecting investments from among a broad range of asset classes.  The fund’s allocations among asset classes may be adjusted over short periods and can vary from multiple to a single asset class.

(d)
This category represents actively managed mutual funds that seek to duplicate the risk and return characteristics of a long-term fixed-income security portfolio with approximate duration of 10 years and longer by using a long duration bond portfolio.  This category also includes Treasury future contracts and zero-coupon securities created by the U.S. Treasury.

(e)
This category represents an actively managed mutual fund that invests primarily in fixed-income securities rated below investment grade, including corporate bonds and debentures, convertible and preferred securities and zero-coupon obligations. The fund’s average weighted maturity may vary and will generally not exceed ten years.

(f)
This category represents an actively managed mutual fund that invests primarily in U.S. dollar-denominated debt securities of government, government-related and corporate issuers in emerging market countries, as well as entities organized to restructure the outstanding debt of such issuers.

(g)
This category represents an actively managed hedge fund of funds.  The fund holds approximately 30 separate hedge-fund investments.  Strategies included (1) long-short equity, (2) event-driven and distressed-debt, (3) global macro, (4) credit hedging, (5) multi-strategy, and (6) fixed-income arbitrage.  Its investment objective is to seek to achieve an attractive risk-adjusted return with moderate volatility and moderate directional market exposure over a full market cycle.

(h)
This category represents an actively managed real estate fund of funds that seeks both current income and long-term capital appreciation through investing in underlying funds that acquire, manage, and dispose of commercial real estate properties.  These properties are high-quality, low-leveraged, income-generating office, industrial, retail, and multi-family properties, generally fully-leased to creditworthy companies and governmental entities.

(i)	This category invests primarily in a diversified portfolio comprised primarily of collateralized loan obligations and other structured credit investments backed primarily by bank loans.

(j)
This category represents an actively managed mutual fund that invests primarily in fixed income and equity securities and commodity linked instruments. The category seeks total returns that exceed the rate of inflation over a full market cycle regardless of market conditions.

(k)
This category will offer exposure to a diversified pool of global private assets fund investments.  Further, the category will seek to shorten the duration of the typical private assets fund of funds through a dedicated focus on secondary strategies (i.e. funds whose investment strategy is to purchase interests in other private market investments/funds as a way to provide the original investors liquidity prior to the end of those investments’/funds’ contracted end date), income-producing investment strategies (e.g. debt, real estate, and to a lesser extent, real assets), and underlying funds whose stated life is five to seven years, as opposed to the more typical 10-year life of private assets funds.

(l)
This category invests in credit securities of commodity oriented companies affected by the dislocation in the commodity markets with the investment objective of producing an equity like return with less downside risk than equity or commodity investments.

(m)
In accordance with Subtopic 820-10, certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been classified in the fair value hierarchy. The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the consolidated balance sheets.

(n)
The U.S. managed volatility fund seeks capital appreciation with lower volatility than the broad U.S. equity market. The Fund will typically invest in equity securities of U.S. companies of all capitalization ranges that exhibit low relative volatility. Over the long term, the Fund is expected to achieve a return similar to that of the Russell 3000 Index with a lower level of volatility.

Assets of our U.S. plans are invested with an objective of maximizing the total return, taking into consideration the liabilities of the plan, and minimizing the risks that could create the need for excessive contributions.  Plan assets are invested primarily using actively managed accounts with asset allocation targets listed in the tables above.  Our policy does not permit the purchase of Brink’s common stock if immediately after any such purchase the aggregate fair market value of the plan assets invested in Brink’s common stock exceeds 10% of the aggregate fair market value of the assets of the plan, except as permitted by an exemption under ERISA.  The plans rebalance their assets on a quarterly basis if actual allocations of assets are outside predetermined ranges.  Among other factors, the performance of asset groups and investment managers will affect the long-term rate of return.

The pension plan acquired the structured-credit investment in 2013.  The investment is subject to a two-year lockup provision, which expired in 2015.

The UMWA plans acquired the structured-credit investment in 2014.  The investment is subject to a two-year lockup provision, which expired in 2016. The UMWA plans also acquired the energy debt investment in 2015, which is subject to a three-year lockup provision, which will expire in 2018.

The global private equity investment cannot be redeemed due to the nature of the underlying investments. As the global private equity investment matures and becomes fully invested, liquidating distributions will be provided back to investors.  We expect to receive liquidating distributions over the stated life of the underlying investments.  We have $14 million in unfunded commitments related to the global private equity investment.

Most of the investments of our U.S. retirement plans can be redeemed daily. The core-property and structured-credit investments can be redeemed quarterly with 65 days’ notice. The hedge fund of funds investment can be redeemed quarterly with 95 days’ notice. The energy debt investment can be redeemed semi-annually with 95 days' notice.

We believe all plans have sufficient liquidity to meet the needs of the plans' beneficiaries in all market scenarios.

Non-U.S. Plans

	December 31, 2016			December 31, 2015
(In millions, except for percentages)	Total Fair Value	% Actual Allocation	% Target Allocation	Total Fair Value	% Actual Allocation	% Target Allocation
Non-U.S. Pension Plans
Cash and cash equivalents	$0.9	—	—	0.8	—	—
Equity securities:
U.S. equity funds(a)	25.5			24.5
Canadian equity funds(a)	33.9			28.6
European equity funds(a)	4.5			9.5
Asia Pacific equity funds(a)	—			1.8
Emerging markets(a)	4.6			4.5
Other non-U.S. equity funds(a)	22.7			17.2
Total equity securities	91.2	53	53	86.1	52	60
Fixed-income securities:
Global credit(b)	—			0.4
European fixed-income funds(c)	14.1			13.0
High-yield(d)	1.2			1.2
Emerging markets(e)	1.4			1.2
Long-duration(f)	63.1			60.8
Total fixed-income securities	79.8	46	46	76.6	47	38
Other types of investments:
Other	1.5			1.3
Total other types of investments	1.5	1	1	1.3	1	2
Total	$173.4	100	100	164.8	100	100

(a)
These categories are comprised of equity index actively and passively managed funds that track various indices such as S&P 500 Composite Total Return Index, Russell 1000 and 2000 Indices, MSCI Europe Ex-UK Index, S&P/TSX Total Return Index, MSCI EAFE Index and others.  Some of these funds use a dynamic asset allocation investment strategy seeking to generate total return over time by selecting investments from among a broad range of asset classes, investing primarily through the use of derivatives.

(b)	This category represents investment-grade fixed income debt securities of European issuers from diverse industries.

(c)
This category is primarily designed to generate income and exhibit volatility similar to that of the Sterling denominated bond market.  This category primarily invests in investment grade or better securities.

(d)	This category consists of global high-yield bonds. This category invests in lower rated and unrated fixed income, floating rate and other debt securities issued by European and American companies.

(e)	This category consists of a diversified portfolio of debt securities issued by governments, financial institutions, companies or other entities domiciled in emerging market countries.

(f)
This category is designed to achieve a return consistent with holding longer term debt instruments.  This category invests in interest rate and inflation derivatives, government-issued bonds, real-return bonds, and futures contracts.

Asset allocation strategies for our non-U.S. plans are designed to accumulate a diversified portfolio among markets and asset classes in order to reduce market risk and increase the likelihood that pension assets are available to pay benefits as they are due.  Assets of non-U.S. pension plans are invested primarily using actively managed accounts.  The weighted-average asset allocation targets are listed in the table above, and reflect limitations on types of investments held and allocations among assets classes, as required by local regulation or market practice of the country where the assets are invested.  Most of the investments of our non-U.S. retirement plans can be redeemed at least monthly, except for a portion of “Other” in the above table, which can be redeemed quarterly.

Non-U.S. Plans - Fair Value Measurements

(In millions)	December 31, 2016	December 31, 2015

Quoted prices in active markets for identical assets (Level 1)	$156.0	149.1
Net asset value per share practical expedient(a)	17.4	15.7
Total fair value	$173.4	164.8

(a)
In accordance with Subtopic 820-10, certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been classified in the fair value hierarchy. The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the consolidated balance sheets.

Savings Plans
We sponsor various defined contribution plans to help eligible employees provide for retirement.  We record expense for amounts that we contribute on behalf of employees, usually in the form of matching contributions. Prior to April 1, 2015, we matched the first 1% of employees’ eligible contributions to our U.S. 401(k) plan.  In April 2015, we increased the matching contribution to the first 1.5% of employees' eligible contributions. Our matching contribution expense is as follows:

(In millions)
Years Ended December 31,	2016	2015	2014

U.S. 401(K)	$3.4	3.6	2.2
Other plans	4.5	0.3	2.3
Total	$7.9	3.9	4.5